Exhibit 99.1

Kandi Technologies Reports Third Quarter 2021 Financial Results

--Revenue ~$17 million --

--Working Capital of ~$289 million, cash1 balance $211 million –

-- Sales into e-Scooter-related markets surge nearly 600% --

JINHUA, CHINA-- (November 9, 2021) - Kandi Technologies Group, Inc. (the “Company,” “we” or “Kandi”) (NASDAQ GS: KNDI), today announced financial results for the third quarter of 2021.

Third Quarter Highlights

●	Total revenues decreased by 10.3% to $16.8 million, from $18.7 million in the same period of 2020.

●	EV parts sales were $3.2 million, compared to $8.4 million in the same period of 2020.

●	Off-road vehicles sales were $6.8 million, compared to $8.9 million in the same period of 2020.

●	Electric Scooters, Electric Self-Balancing Scooters and associated parts sales were $6.3 million, compared to $0.9 million in the same period of 2020.

●	Battery exchange equipment and battery exchange service sales were $0.2 million. This new business had no revenue in the same period of 2020.

●	Gross margin was 16.4%, compared to 20.9% for the same period of 2020.

●	Net loss was $7.9 million, or ($0.10) per fully diluted share due to decreased sales and increased investment in R&D, compared to net loss of $1.5 million, or ($0.03) per fully diluted share for the same period of 2020.

●	As of September 30, 2021, working capital was $289.4 million. Cash, cash equivalents, restricted cash, and a certificate of deposit totaled $211.0 million.

Hu Xiaoming, Chairman and CEO of Kandi commented: “Sales are surging in the segment of e-Scooters, electric self-balancing scooters and associated parts sales. With explosive growth again this quarter, we are increasingly confident that our traction in this market can continue. Our strategic entry into this market last year represents a great success in identifying and developing intelligent transportation products to counteract the impact to EV market demand caused by the COVID-19 outbreak in 2020. We expect the EV-related business recovery to take time. Our restructuring of this business segment resulted in lower sales of EV products and parts.”

1 Includes cash, cash equivalents, restricted cash, and certificate of deposit.

Hu continued, “Compared to the second quarter, our sales mix had a couple of notable shifts. Within EV parts, battery pack sales were impacted by supply chain constraints hitting the whole industry. Meanwhile, off-road vehicles sales grew more rapidly, indicating burgeoning customer demand for off-road and ATV recreation. We are excited about the new products we are introducing for this segment.”

Turning to the balance sheet, Hu commented, “During the quarter we received the final payment related to the sale of our 22% equity position in Fengsheng. Our liquidity has never been better. We are well-capitalized to pursue the most promising market opportunities: those that show high demand, are not oversupplied, and play to our competitive strengths. After we finish the ‘reset’ of our electric vehicle business, we can again achieve substantial growth. “

Q3 2021 Financial Results

Net Revenues and Gross Profit (in USD millions)

	3Q21	3Q20	Y/Y%
Net Revenue	$16.8	$18.7	-10.3%
Gross Profit	$2.7	$3.9	-29.7%
Gross Margin	16.4%	20.9%	-

Net revenues of $16.8 million decreased 10.3% from the third quarter of 2020. The decrease in revenue was primarily due to lower sales of EV parts. Gross margin was 16.4%, lower than the 20.9% recorded in the same period of 2020, primarily attributable to a lower proportion of revenue generated from off-road vehicles, which offers higher gross margin.

Operating Income/Loss(in USD millions)

	3Q21	3Q20	Y/Y%
Operating Expenses	$(11.8)	$(6.3)	87.2%
Loss from Operations	$(9.0)	$(2.4)	279.3%
Operating Margin	-53.7%	-12.7%	-

Operating expenses were $11.8 million, compared with expenses of $6.3 million in the third quarter of 2020. The greater expense was primarily attributable to increased R&D spending for new product development.

Net Loss (in USD millions)

	3Q21	3Q20	Y/Y%
Net Loss	$(7.9)	$(1.5)	439.6%
Net Loss per Share, Basic and Diluted	$(0.10)	$(0.03)	-

Net loss was $7.9 million, compared with a net loss of $1.5 million in the same period of 2020. The greater loss was primarily attributable to higher R&D spending and decreased revenue generated by certain EV parts.

Conference Call Details

The Company has scheduled a conference call and live webcast to discuss its financial results at 8:00 A.M. Eastern Time (9:00 P.M. Beijing Time) on Tuesday, November 9, 2021. Management will deliver prepared remarks to be followed by a question and answer session.

The dial-in details for the conference call are as follows:

●	Toll-free dial-in number: +1-844-825-9789

●	International dial-in number: + 1-412-317-5180

●	Webcast and replay: https://viavid.webcasts.com/starthere.jsp?ei=1511452&tp_key=9297e2ff2a

The live audio webcast of the call can also be accessed by visiting Kandi’s Investor Relations page on the Company’s website at http://www.kandivehicle.com. An archive of the webcast will be available on the Company’s website following the live call.

About Kandi Technologies Group, Inc.

Kandi Technologies Group, Inc. (KNDI), headquartered in Jinhua Economic Development Zone, Zhejiang Province, is engaged in the research, development, manufacturing, and sales of various vehicular products. Kandi conducts its primary business operations through its wholly-owned subsidiary, Zhejiang Kandi Technologies Group Co., Ltd. (“Zhejiang Kandi Technologies”), formerly, Zhejiang Kandi Vehicles Co., Ltd.) and its subsidiaries including Zhejiang Kandi Smart Battery Swap Technology Co., Ltd, and SC Autosports, LLC (d/b/a Kandi America), the wholly-owned subsidiary of Kandi in the United States, and its wholly-owned subsidiary, Kandi America Investment, LLC. Zhejiang Kandi Technologies has established itself as one of China’s leading manufacturers of pure electric vehicle parts and off-road vehicles.

Safe Harbor Statement

This press release contains certain statements that may include “forward-looking statements.” All statements other than statements of historical fact included herein are “forward-looking statements.” These forward-looking statements are often identified by the use of forward-looking terminology such as “believes,” “expects” or similar expressions, involving known and unknown risks and uncertainties. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company’s periodic reports that are filed with the Securities and Exchange Commission and available on the SEC’s website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the applicable securities laws, the Company does not assume a duty to update these forward-looking statements.

Follow us on Twitter: @ Kandi_Group

Contacts:

Kandi Technologies Group, Inc.

Ms. Kewa Luo

+1 (212) 551-3610

IR@kandigroup.com

The Blueshirt Group

Mr. Gary Dvorchak, CFA

gary@blueshirtgroup.com

- Tables Below –

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	September 30, 2021	December 31, 2020

Current assets
Cash and cash equivalents	$132,866,957	$142,078,190
Restricted cash	23,903,418	442,445
Certificate of deposit	54,207,258	-
Accounts receivable (net of allowance for doubtful accounts of $111,481 and $110,269 as of September 30, 2021 and December 31, 2020, respectively)	43,998,755	38,547,137
Inventories	27,346,751	19,697,383
Notes receivable	106,514	31,404,630
Other receivables	23,754,321	1,875,245
Prepayments and prepaid expense	19,371,962	13,708,149
Advances to suppliers	12,506,543	36,733,182
Amount due from the Affiliate Company	-	21,742,226
Amount due from related party	-	886,989
TOTAL CURRENT ASSETS	338,062,479	307,115,576

NON-CURRENT ASSETS
Property, plant and equipment, net	90,461,708	65,402,680
Intangible assets, net	2,770,152	3,232,753
Land use rights, net	3,224,185	3,257,760
Construction in progress	8,306,311	16,317,662
Deferred taxes assets	7,852,209	8,964,946
Long term investment	154,878	45,958
Investment in the Affiliate Company	-	28,892,638
Goodwill	29,963,965	29,712,383
Other long term assets	11,946,463	32,307,484
TOTAL NON-CURRENT ASSETS	154,679,871	188,134,264

TOTAL ASSETS	$492,742,350	$495,249,840

CURRENT LIABILITIES
Accounts payable	$26,177,367	$34,257,935
Other payables and accrued expenses	3,000,136	7,218,395
Short-term loans	2,630,000	-
Notes payable	371,707	92,445
Income tax payable	11,660,654	1,313,754
Advance receipts	601,644	38,229,242
Amount due to related party	500,000	500,000
Other current liabilities	3,682,386	2,185,654
TOTAL CURRENT LIABILITIES	48,623,894	83,797,425

NON-CURRENT LIABILITIES
Deferred taxes liability	602,435	3,483,171
Contingent consideration liability	-	3,743,000
Other long-term liabilities	464,634	459,580
TOTAL NON-CURRENT LIABILITIES	1,067,069	7,685,751
TOTAL LIABILITIES	49,690,963	91,483,176

STOCKHOLDER’S EQUITY
Common stock, $0.001 par value; 100,000,000 shares authorized; 77,462,516 and 77,298,499 shares issued and 77,152,972 and 75,377,555 outstanding at September 30,2021 and December 31,2020, respectively	77,153	75,377
Additional paid-in capital	448,591,602	439,549,338
Accumulated deficit (the restricted portion is $4,422,033 and $4,422,033 at September 30,2021 and December 31,2020, respectively)	(421,965)	(27,079,900)
Accumulated other comprehensive loss	(5,195,403)	(8,778,151)
TOTAL STOCKHOLDERS’ EQUITY	443,051,387	403,766,664
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$492,742,350	$495,249,840

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND
COMPREHENSIVE INCOME (LOSS)
(UNAUDITED)

	Three Months Ended		Nine Months Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020

REVENUES FROM UNRELATED PARTIES, NET	$16,795,712	$18,717,212	$62,647,714	$44,525,756
REVENUES FROM THE AFFILIATE COMPANY AND RELATED PARTIES, NET	-	6	1,587	962

REVENUES, NET	16,795,712	18,717,218	62,649,301	44,526,718

COST OF GOODS SOLD	(14,046,041)	(14,806,322)	(49,447,497)	(35,911,785)

GROSS PROFIT	2,749,671	3,910,896	13,201,804	8,614,933

OPERATING INCOME (EXPENSE):
Research and development	(6,747,934)	(987,285)	(31,937,436)	(2,777,426)
Selling and marketing	(1,290,544)	(2,165,383)	(3,494,927)	(3,807,355)
General and administrative	(3,733,230)	(3,212,209)	(13,522,925)	(10,186,135)
Gain on disposal of long-lived assets	2,238	76,159	48,255,905	13,983,733
TOTAL OPERATING EXPENSE	(11,769,470)	(6,288,718)	(699,383)	(2,787,183)

(LOSS) INCOME FROM OPERATIONS	(9,019,799)	(2,377,822)	12,502,421	5,827,750

OTHER INCOME (EXPENSE):
Interest income	1,247,544	558,059	2,750,241	1,118,795
Interest expense	(63,368)	(788,589)	(267,785)	(2,894,579)
Change in fair value of contingent consideration	-	(1,069,000)	-	1,794,000
Government grants	220,967	13,431	570,162	111,329
Gain from sale of equity in the Affiliate Company	822	-	17,734,733	-
Share of loss after tax of the Affiliate Company	(119)	(1,550,568)	(2,584,520)	(5,631,867)
Other income, net	442,102	988,287	4,768,092	2,051,272
TOTAL OTHER INCOME (EXPENSE), NET	1,847,948	(1,848,380)	22,970,923	(3,451,050)

(LOSS) INCOME BEFORE INCOME TAXES	(7,171,851)	(4,226,202)	35,473,344	2,376,700

INCOME TAX (EXPENSE) BENEFIT	(696,968)	2,767,939	(8,815,409)	(1,354,563)

NET (LOSS) INCOME	(7,868,819)	(1,458,263)	26,657,935	1,022,137

OTHER COMPREHENSIVE INCOME (LOSS)
Foreign currency translation adjustment	(116,054)	8,216,974	3,582,748	5,171,643

COMPREHENSIVE (LOSS) INCOME	$(7,984,873)	$6,758,711	$30,240,683	$6,193,780

WEIGHTED AVERAGE SHARES OUTSTANDING BASIC AND DILUTED	76,394,573	54,112,981	75,766,749	53,282,066

NET (LOSS) INCOME PER SHARE, BASIC AND DILUTED	$(0.10)	$(0.03)	$0.35	$0.02

KANDI TECHNOLOGIES GROUP, INC.

AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total
Balance, December 31, 2019	52,839,441	$52,839	$(2,477,965)	$259,691,370	$(16,685,736)	$(22,723,581)	$217,856,927
Stock issuance and award	10,000	10	-	22,290	-	-	22,300
Net loss	-	-	-	-	(1,574,646)	-	(1,574,646)
Foreign currency translation	-	-	-	-	-	(3,523,065)	(3,523,065)

Balance, March 31, 2020	52,849,441	$52,849	$(2,477,965)	$259,713,660	$(18,260,382)	$(26,246,646)	$212,781,516
Stock issuance and award	1,502,717	1,503		3,164,925			3,166,428
Net income					4,055,043		4,055,043
Foreign currency translation						477,734	477,734

Balance, June 30, 2020	54,352,158	$54,352	$(2,477,965)	$262,878,585	$(14,205,339)	$(25,768,912)	$220,480,721
Stock issuance and award	258,600	259	-	870,837	-	-	871,096
Net loss	-	-	-	-	(1,458,263)	-	(1,458,263)
Foreign currency translation	-	-	-	-	-	8,216,974	8,216,974
Reduction in the Affiliate Company’s equity	-	-	-	(3,144,213)	-	-	(3,144,213)
Balance, September 30, 2020	54,610,758	$54,611	$(2,477,965)	$260,605,209	$(15,663,602)	$(17,551,938)	$224,966,315

	Number of Outstanding Shares	Common Stock	Treasury Stock	Additional Paid-in Capital	Accumulated Earning (Deficit)	Accumulated Other Comprehensive Income	Total
Balance, December 31, 2020	75,377,555	$75,377	$-	$439,549,338	$(27,079,900)	$(8,778,151)	$403,766,664
Stock issuance and award	10,000	10	-	22,290	-	-	22,300
Net loss	-	-	-	-	(6,402,720)	-	(6,402,720)
Foreign currency translation	-	-	-	-	-	(1,176,013)	(1,176,013)
Reversal of reduction in the Affiliate Company’s equity (net off tax effect of $491,400)	-	-	-	2,771,652	-	-	2,771,652

Balance, March 31, 2021	75,387,555	$75,387	$-	$442,343,280	$(33,482,620)	$(9,954,164)	$398,981,883
Stock issuance and award	238,600	239	-	1,374,098	-	-	1,374,337
Net income	-	-	-	-	40,929,474	-	40,929,474
Foreign currency translation	-	-	-	-	-	4,874,815	4,874,815

Balance, June 30, 2021	75,626,155	$75,626	$-	$443,717,378	$7,446,854	$(5,079,349)	$446,160,509
Stock issuance and award	1,526,817	1,527	-	4,874,224	-	-	4,875,751
Net loss	-	-	-	-	(7,868,819)	-	(7,868,819)
Foreign currency translation	-	-	-	-	-	(116,054)	(116,054)

Balance, September 30, 2021	77,152,972	$77,153	$-	$448,591,602	$(421,965)	$(5,195,403)	$443,051,387

KANDI TECHNOLOGIES GROUP, INC.
AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Nine Months Ended
	September 30, 2021	September 30, 2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$26,657,935	$1,022,137
Adjustments to reconcile net income to net cash provided by operating activities
Depreciation and amortization	6,893,192	6,078,070
(Reversal) provision of allowance for doubtful accounts	-	(150,756)
Deferred taxes	(11,970)	1,256,167
Share of loss after tax of the Affiliate Company	2,584,520	5,631,867
Gain from equity sale in the Affiliate Company	(17,734,733)	-
Gain on disposal of long-live assets	(48,255,905)	(13,983,733)
Change in fair value of contingent consideration	-	(1,794,000)
Stock based compensation expense	1,452,381	870,471

Changes in operating assets and liabilities:

Accounts receivable	4,289,150	18,165,084
Inventories	(7,443,414)	(1,830,827)
Other receivables and other assets	(17,537,034)	(5,226,968)
Advances to supplier and prepayments and prepaid expenses	18,776,708	(84,089)
Amount due from the Affiliate Company	-	4,178,477

Increase (Decrease) In:
Accounts payable	(4,116,153)	(15,642,931)
Other payables and accrued liabilities	7,052,572	2,675,156
Notes payable	(93,278)	(13,725,855)
Income tax payable	8,053,977	(804,238)
Net cash used in operating activities	$(19,432,052)	$(13,365,968)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property, plant and equipment, net	(10,948,968)	(383,568)
Prepayments for acquisition of Jiangxi Huiyi	(3,864,346)	-
Payment for construction in progress	(4,048,889)	(1,604,427)
Proceeds from disposal of long-lived assets	23,235,758	51,872,829
Loan to third party	31,687,637	(45,958,247)
Certificate of deposit	(54,100,844)	-
Cash received from sales of equity in the Affiliate Company	47,608,743	42,321,385
Long Term Investment	(108,202)	-
Advance receipts of equity transfer	600,463	-
Net cash provided by investing activities	$30,061,352	$46,247,972

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term loans	2,630,000	24,163,223
Repayments of short-term loans	-	(50,042,178)
Repayments of long-term loans	-	(285,955)
Proceeds from long-term loans	-	394,116
Net cash provided by (used in) financing activities	$2,630,000	$(25,770,794)

NET INCREASE IN CASH AND CASH EQUIVALENTS AND RESTRICTED CASH	$13,259,300	$7,111,210
Effect of exchange rate changes	$990,440	$535,314
CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF YEAR	$142,520,635	$16,512,635

CASH AND CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$156,770,375	$24,159,159
-CASH AND CASH EQUIVALENTS AT END OF PERIOD	132,866,957	23,909,159
-RESTRICTED CASH AT END OF PERIOD	23,903,418	250,000

SUPPLEMENTARY CASH FLOW INFORMATION
Income taxes paid	$688,160	901,021
Interest paid	$17,536	644,724
SUPPLEMENTAL NON-CASH DISCLOSURES:
Reversal of decrease in investment in the Affiliate Company due to change in its equity (net off tax effect of $491,400)	$2,813,968	-
Decrease in investment in the Affiliate Company due to change in its equity	-	3,057,540
Common stock issued for settlement of payables related to acquisitions (see Note 21)	$4,853,451	3,166,427